027295	Exhibit 4.3

NUMBER		SHARES
PD	PHARMACOPEIA, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 7171EP 10 1

    This Certifies that

SPECIMEN

    is the registered holder of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF
PHARMACOPEIA, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duty authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended and restated, and the Bylaws of the Corporation, as amended and restated to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

/s/ STEPHEN C. COSTALAS		/s/ LESLIE J. BROWNE
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY	PHARMACOPEIA, INC. CORPORATE SEAL FEB 20, 2002 DELAWARE	PRESIDENT AND CHIEF EXECUTIVE OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
By

AUTHORIZED SIGNATURE

PHARMACOPEIA, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF PREFERRED STOCK AND THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO DETERMINE THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO DIFFERENT CLASSES OF PREFERRED STOCK AND DIFFERENT SERIES WITHIN A CLASS OF PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants a common	UNIF GIFT MIN ACT –	Custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT –	Custodian (until age ) (Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the
common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

.

Dated

X

X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.